Credit facility (Details Narrative) - Trafigura PTE Ltd [Member] $ in Millions	Aug. 14, 2024 USD ($)
Statement [Line Items]
Credit facility	$ 15
Term of credit facility loan	The term of the Credit Facility is for a period of 36 months which includes a principal repayment grace period of 12 months, and bears interest of U.S. SOFR rate plus 6% per annum on cumulative drawings up to $12 million and 6.5% thereafter. The Credit Facility was drawn for $10.0 million in August 2024 and will be amortized in equal monthly installments of $0.6 million commencing after expiry of the grace period once the Credit Facility is drawn in full